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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 2, 2006


                         Annaly Capital Management, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                      1-13447                    22-3479661
     ----------------              ---------------                ----------
State or Other Jurisdiction          (Commission               (I.R.S. Employer
     Of Incorporation)              File Number)             Identification No.)


      1211 Avenue of the Americas
              Suite 2902
          New York, New York                                         10036
     ----------------------------                                  ---------
    (Address of Principal Executive                                (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                        Annaly Mortgage Management, Inc.
                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

     On August 2, 2006, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year

     On August 2, 2006, the registrant changed its name from Annaly Mortgage Management, Inc. to Annaly Capital Management, Inc. effective the close of business on August 2, 2006. The change was effected by amending the registrant's Articles of Incorporation pursuant to Section 2-605 of the Maryland General Corporation Law, which expressly permits the Board of Directors of a corporation to change the name of the corporation without action by the stockholders of the corporation.

     The registrant's common stock will continue to trade under the ticker "NLY" on the New York Stock Exchange, and the registrant's 7.875% Series A Cumulative Redeemable Preferred Stock will continue to trade under the ticker "NLYPrA" on the New York Stock Exchange.

Item 9.01  Financial Statements and Exhibits

   (c)     Exhibits

           3.1.   Articles of Amendment of Annaly Mortgage Management, Inc.

           99.1   Press Release, dated August 2, 2006 issued by
                  Annaly Capital Management, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANNALY CAPITAL MANAGEMENT, INC.



                                            By: /s/   Kathryn Fagan
                                                -------------------
                                                Name:  Kathryn Fagan
                                                Title: Chief Financial Officer


Dated: August 2, 2006